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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2002

                          Peerless Systems Corporation,
                             a Delaware Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                                 000-21287                         95-3732595
(State or other jurisdiction of                    (Commission                      (IRS Employer
 incorporation or organization)                    File Number)                   Identification No.)

2381 Rosecrans Avenue, El Segundo, California                                           90245
(Address of principal executive offices)                                              (Zip Code)


Registrant's telephone number, including area code:               (310) 536-0908


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On May 30, 2002, Peerless Systems Corporation (the "Registrant") announced its financial results for the fiscal quarter ended April 30, 2002 in a press release dated May 30, 2002. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

       (a)  Financial Statements of Business Acquired.

            Not Applicable.

       (b)  Pro Forma Financial Information.

            Not Applicable.

       (c)  Exhibits.

            Exhibit 99.1    Press Release of the Registrant dated May 30, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        PEERLESS SYSTEMS CORPORATION,
                        a Delaware corporation

Date: May 30, 2002      By:/s/ William R. Neil
                           -----------------------------------------------------
                           William R. Neil
                           Vice President of Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

Ex. 99.1                Press Release of the Registrant dated as of May 30, 2002